Exhibit 99.1

Business Update

May 5, 2006

PDL BioPharma, Inc.

Safe Harbor Statement

This presentation contains certain forward-looking statements, including those regarding product development, corporate and financial goals. While these represent our current judgment on the matters presented, they are subject to certain risks and uncertainties that could cause the actual results to differ materially from those presented. In addition to any factors that are discussed in this presentation, important factors relating to our revenues, product development, business and operations are described in our SEC filings which are available from the Company. The forward-looking statements made in this presentation should be considered accurate only as of the date of this presentation. Although we may elect to update forward-looking statements from time to time in the future, we specifically disclaim any duty or obligation to do so, even as new information becomes available or other events occur in the future.

All information, data and images provided in this presentation were prepared by PDL BioPharma, Inc. and remain the copyright of PDL BioPharma, Inc. No part of this presentation may be reproduced in any manner without the prior written permission of PDL BioPharma, Inc.

For more detailed prescribing information about PDL BioPharma, Inc.’s commercial products, please refer to the Company’s website at www.pdl.com.

© Copyright 2006, PDL BioPharma, Inc. All Rights Reserved.

PDL’s first business update

8:05	am Introduction and Overview

Mark McDade, Chief Executive Officer

8:15	am Cardene® I.V.

John Gill, Senior Director, North American Marketing

Kiwon Lee, MD, Thomas Jefferson University, Philadelphia

8:40	am Retavase®

David Iwanicki, Vice President, Sales and Sales Operations

William Boden, MD, Hartford Hospital, Connecticut

9:05	am IV Busulfex®

David Iwanicki, Vice President, Sales and Sales Operations

Claudio Anasetti, MD, H. Lee Moffitt Cancer Center & Research Institute, Tampa, Florida

9:30	am Q&A
9:50	am Financial Perspectives Andrew Guggenhime, Senior Vice President, Chief Financial Officer
10:00	am Future Commercial Opportunities

Jaisim Shah, Senior Vice President, Marketing and Business Affairs

10:15	am Q&A
10:25	am Summary and Wrap-up

Mark McDade, Chief Executive Officer

agenda

PDL BioPharma: poised for growth

Q2’05—Q1’06: our first commercial 12 months

Commercial focus on acute-care, hospital market

3	novel products marketed in US

Deep, later-stage pipeline with six programs

New Phase 1 mAb for myeloma expected by Q4’06

Validated antibody platform; increasing royalties

Fully-integrated with over 1,000 employees

Global partners for 3 mid-stage products

Financially strong with diversified revenue streams

Positive non-GAAP earnings expected for full-year 2006

overview

Our aims for today

Review first year of commercial efforts, by product

Provide insight into our marketed product strategies

Provide an overview of key opportunities for our most advanced three pipeline products

Give you first-hand access to independent thought leaders involved in key product categories

Provide improved clarity on current product sales

aims for today

PDL’s revenue growth

25% CAGR aim for royalties/products from ‘05 to ‘08

Cardene I.V., Retavase, IV Busulfex, Net Sales Revenues

License and Other Revenues

Royalty Revenues

$279.7

$111.4

$130.1

$46.4

$40.4

$66.7

$52.7

$96.0

$83.8

$430-

$400

$185-

$175

$180-

$170

revenue growth

02

03

04

05

06E

Vision 2010: aiming higher

Reach #1

or #2 dollar market

share for marketed drugs

Expand commercial operations to Europe

Develop/launch

3 products

Terlipressin®

Nuvion®

Ularitide

In-licensed

Reach $1 billion

in total operating revenues by 2010

Deliver top and bottom line growth of > 25% annually

Multiple global partnerships

Deeper, stronger pipeline by 2010

How did we get commercial?

Built royalty stream from humanization technology licensed broadly

Developed robust pipeline of novel products

Focused PDL strategy on hospital-based approach

Purchased ESP Pharma, Inc. and Retavase to create a solid foundation for future pipeline success

Partnered non-hospital products to speed development, save commercial resources getting commercial

PDL’s unique business strategy

A highly diversified revenue stream…

Product-based:

Create a strong foundation for future pipeline launches

Build acute-care, hospital audience competence

Focus promotional efforts on Cardene I.V., Retavase

Partner molecules in pipeline if outside hospital

Create strong hospital-based practices of excellence

Build Nuvion and ularitide in EU into acute-care, hospital setting

In-license to support key hospital franchises

Humanization platform:

Third party licensed royalty generation

Continue to seek partners for humanization licenses

Utilize platform and internal capabilities to attract product candidates business strategy

A word about partnering

A core component of PDL growth strategy

Seek expertise, resources for products to be developed and marketed outside hospital

In addition:

For ularitide, add cardiovascular and new formulation competency

For Nuvion, consider new IBD approaches

For antibody partnering, seek ability to manufacture and sell into hospital partnering

PDL’s new commercial team

Sales management and operations, based in NJ

105 talented hospital-based sales professionals

In-line marketing function based in NJ, focused on support of 3 marketed drugs:

Cardene I.V.

Retavase

IV Busulfex

New product planning, market research and marketing communications based in CA, focused on:

Terlipressin

Nuvion

Ularitide

new commercial team

PDL’s product overview

Cardene I.V.

Continuing rapid growth due to new penetration, uses

Use well-supported by guidelines, especially in neuro

Growth sensitive to promotion; awareness still on rise

Single largest sales driver from ’06-’08

Retavase

Regaining market share from TNKase

Emergency department, smaller hospital call

Supports sales force expansion for Cardene

IV Busulfex

Working to expand label and overseas potential

product overview

Products pave way for growth*

ED Physicians

Cardiologists

Neuro Critical Care

Critical Care

BMT Specialists

Hepatologists/ Gastroenterologists (Liver Specialists)

Nephrologists

Liver Transplant Specialists

Gastroenterologists

*	Future product launches and sales force estimates are based on company expectations as of May 02, 2006.

products

Cardene® I.V.: Commercial Overview

John Gill, Senior Director North American Marketing

Cardene I.V.: key growth driver

Novel IV antihypertensive

Only rapid-onset IV antihypertensive agent that provides tight, targeted blood pressure control that is easily achieved and maintained

Broad opportunity across patients

AHA / Emergency Cardiac Care and ASA guidelines recommend as a first-line treatment

Opportunity for #1 position in hypertension related to stroke

Market Opportunity

3.1 million patients treated with IV HTN agents in US in 2005

Unit growth from additional hospital penetration and awareness

Cardene I.V.

Cardene I.V.: outpacing market growth

The total IV antihypertensive market continues to grow

The target market continues to grow

Cardene I.V. is leading the growth

% Growth 2004 vs. 2005

Total Market 5%

Target Market

(Cardene, sodium nitroprusside and labetalol) 12%

Cardene I.V. Units 46%

Cardene I.V. Gross Sales 62%

Source: 2004 and 2005 NDC data

Cardene I.V.

Campaign reinforces key advantages

In the treatment of acute hypertension choose IV therapy that is….

STEADY UNDER PRESSURE

Key messages

Consistent and reliable blood pressure control

Predictable titration for precise control

Targeted BP reduction

Well-documented tolerability and safety profile

Cardene I.V.

Cardene I.V. versus the competition

Safety

Fewer Dose Adjustments

Cardene I.V.

National guidelines support Cardene

Current AHA/ASA Treatment Guidelines for Ischemic Stroke

Cardene I.V.

Source: AHA Guidelines for Cardiopulmonary Resuscitation and Emergency Cardiovascular Care and American Stroke Association Guidelines for hypertension management of acute ischemic stroke

AHA / ASA Updates for Ischemic Stroke (2005) recommend Cardene I.V. (nicardipine) as first line therapy

Updated guidelines for ICH and SAH in development; last published in 1999 and 1994

BP Level (mm Hg)

Systolic blood pressure (SBP) <220 or DBP <120

SBP >220

or DBP >121-140

DBP >140

Recommended Treatment

No treatment unless end organ involvement

Nicardipine or labetalol to 10% - 15% in BP

Nitroprusside to 10% -15 in BP

Cardene I.V. unit sales

Continued Cardene I.V. growth based on three-month rolling average

450,000 400,000 350,000 300,000 250,000 200,000 150,000 100,000 50,000 0

total market

labetalol

sodium nitroprusside

Cardene I.V.

Mar 2004

Mar Mar 2005 2006

Source: 2004-2006 NDC data

Cardene I.V.’s segment growth

Cardene I.V.

Source: 2004 & 2005 Premier Rx Advisor DB

Cardene IV amps

2004

2005

neuro

cardiovascular

0

50,000

100,000

150,000

200,000

250,000

300,000

261,155

252,993

Parallel pathways to drive long-term growth…

Cardene I.V. quarterly sales trends

Sustained unit growth for Cardene I.V.

Strong hospital and patient demand based on NDC gross sales

Highly profitable brand based on net sales

Cardene I.V.

$20.1

Q205

$21.8

Q305

$25.5

Q405

$26.9

Q106

Source: Gross sales based on 2005-2006 Wolters Kluwer (NDC) data

$24.8

NDC gross sales ($MM)

net sales ($MM)

Retavase®: Commercial Overview

David Iwanicki, Vice President Sales and Sales Operations

Retavase: rebuilding an AMI franchise

Strategic fit for acute-care portfolio

Only fibrinolytic with unit-dose regimen

Meets ‘04 AHA/ACC AMI treatment guidelines

Addresses delay to PCI when hospital transfers don’t meet recommended “door-to-balloon” times

Emergency department target audience; entry for Cardene I.V. and in future, ularitide

FINESSE study currently underway in fPCI

Market Opportunity

1.5 million AMIs in US annually

Retavase

Campaign focuses on key attributes

Key Messages

Rapid reperfusion with convenient fixed dosing

No need to weigh patients

No estimating or rounding to a dosing tier

No dosing calculations, which may eliminate potential for errors

For the Way You Treat AMI Today…

Retavase Flows With You

Retavase

Retavase / TNKase promotion activity

Retavase

PDL now has a competitive share of detailing effort

Note: Promotion is hospital + office reported detailing

Source: IMS Health-integrated promotion services report

$0

$100,000

$200,000

$300,000

Q2 2005

Q3 2005

Q4 2005

Q1 2006

Retavase

TNKase

44%

19%

16%

81%

84%

2%

98%

56%

Audited details X estimated cost

Retavase taking share from TNKase

Three-month rolling average shows continued Retavase growth

60% 50% 40% 30% 20% 10% 0%

TNKase

Retavase

Feb 2005 Mar 2006

Retavase now positioned to impact key drivers Retavase taking share away from TNKase Positive trends in highly competitive marketplace

Source: Feb 2006 NDC Sales Data, unit market share, 3 months rolling

STEMI patient flow shows lytic need

Onset of Symptoms

34%

Non–PCI Capable Hospital

Only 60% received lytic

66%

PCI Capable Hospital

Go to Hospital

A portion transferred to PCI Hospital

30-33% of AMI patients didn’t get treated with a lytic or PCI

Source: SBR Quantitative Market Research, Jan 2006, N=300; GRACE & NRMI Registries

Retavase

Retavase quarterly sales trends

Market was flat Q1’06 versus 10% decline in ’05

Share of voice positions Retavase to compete aggressively

Full financial impact of product contracting being seen in Q4’05 and Q1’06

Retavase

Source: Gross sales based on 2005-2006 Wolters Kluwer (NDC) data

$14.0

Q205

$13.2

Q305

$12.7

Q405

$12.8

Q106

$5.8

NDC gross sales ($MM)

net sales ($MM)

IV Busulfex®: Commercial Overview

David Iwanicki, Vice President Sales and Sales Operations

IV Busulfex: a growing opportunity

Novel IV conditioning agent for stem cell transplantation for CML

Convenience over oral therapy due to reliability, control, dosing

Goal to be preferred agent in CML, with or without other therapies

Close collaborations with Pierre Fabre in EU and Kirin in Japan

Lifecycle management opportunities being considered

Market Opportunity

80% market share compared to 20% oral busulfan

Significant opportunity in US and non-US markets

IV Busulfex

IV Busulfex campaign in CML

For optimal HSCT conditioning for CML…

Control lies in the balance

Key messages

Provides dose assurance due to the 100% bioavailability and predictable PK profile

Dosimetry – allows for targeting of precise dose and exposure

Delivers controlled myeloablation

Low incidence of toxicity

IV Busulfex

Exploring broader transplant market opportunities

annual transplants

4,500

0

500

1,000

1,500

2,000

2,500

3,000

4,000

3,500

Breast Cancer

NHL

Multiple Myeloma

AML

ALL

CML

MDS/ Other Leukemia

CLL

Other Cancer

Neuro- blastoma

Hodgkin Disease

Non- Malignant Disease

Busulfex Indication (US)

Source: IBMTR, 2004

allogeneic (total N = 7,200)

autologous (total N = 10,500)

IV Busulfex

IV Busulfex quarterly sales trends

IV Busulfex continues to demonstrate strong sales

IV Busulfex

US gross sales ($MM)

Worldwide net sales ($MM)

$4.3

Q205

$4.6

Q305

$4.7

Q405

$4.5

Q106

$5.2

Source: Gross sales based on 2005-2006 Wolters Kluwer (NDC) data

IV Busulfex: our first global product

IV Busulfex

transplants (Asia): 2,700

transplants (Japan): 2,500

transplants: 25,000

Pierre Fabre

transplants: 18,000

North America

Europe

Asia, Japan

Financial Perpectives

Andrew Guggenhime, Senior Vice President and Chief Financial Officer

Q1’06 net product sales ($MM)

Total product sales of $36.8 million

products

Note: Gross sales data obtained from Wolters Kluwer are included in this presentation for illustration and comparison purposes. The gross sales data reported by Wolters Kluwer for a given product over a given period may differ signficantly from the net product sales. PDL may recognize for the same product during the same period.

NDC

net sales

NDC

net sales

NDC

net sales

Other (3%)

IV Busulfex (14%)

Retavase (16%)

Cardene I.V. (67%)

$26.9

$24.8

$12.8

$5.8

$4.5

$5.2

$1.1

Gross margin analysis

Product sales, gross

Cash discounts

Charge-backs

Government rebate programs

Returns

Wholesaler service fees

= Product sales, net

Cost of goods sold

Other

Royalty expenses

= Gross margin

cost of product sales

Future Commercial Opportunities

Jaisim Shah, Senior Vice President Marketing and Business Affairs

Large US markets, focused customer base

Liver Disease Market

Acute CV

Market

IBD Market

Pharmaceutical Market (US)

$1.8B1

$3.3B2

$1.75B2

Specialty Physicians

GEs/Heps

(2-5K)4

Heart failure experts

Intensivists3 (6K)

GEs/IBD Experts (5K)4

Targeted Indications and Patient Population5

HRS (14K)

ADHF (1M)

AMI (1M)

Hypertensive

Crisis (3M)

IBD (1M)

Source: 1 IMS, Datamonitor 2004, AGA (HBV/HCV/Liver Cirrhosis), 2 NDC 2005, 3 COMPACCS study; JAMA 2000, 4 AMA and Company Market Research, 5 Hospital Discharge Data

pipeline

PDL’s proprietary pipeline

Terlipressin(1)	Type 1 HRS
Nuvion®	IV steroid-refractory UC

Crohn’s disease (CD)

Ularitide	Acute decompensated heart failure (ADHF)
Daclizumab(2)	Chronic, persistent asthma

Multiple sclerosis (MS)

Transplant maintenance(3)

M200(4)	Solid tumors
HuZAF™(4)	Rheumatoid arthritis (RA)

1) Developed with Orphan Therapeutics; designated as an Orphan Drug program and granted Fast Track status

2) Partnered with Roche for asthma and other respiratory diseases; partnered with Biogen Idec for MS and other indications

3) Study anticipated to begin H2 ’06

4) Partnered with Biogen Idec for all indications

pipeline

P1

Disease Setting

P2

P2/3

P3

Terlipressin: opportunity in HRS

terlipressin

First potential treatment for type 1 hepatorenal syndrome (HRS)

FDA Fast Track and Orphan status

Enrollment completed in Phase 3 pivotal study; double-blind, placebo-controlled single trial

Primary endpoint: reversal of HRS

Secondary endpoint: creatinine levels, others

Top-line data anticipated Q3 ‘06

Possible presentation at AASLD in late October

PDL’s partner, Orphan Therapeutics, targets NDA filing Q1 ‘07

Type 1 HRS: US market estimates

terlipressin

Cirrhosis (hospitalized)

350 – 380 K

Chronic Renal Failure

(1%)

Acute Renal Failure

33 – 47 K

Pre-Renal Failure

30 – 41 K

Intrinsic/ Organic Renal Failure

(Acute Tubular Necrosis)

4	– 7 K

Post-Renal Failure

(Obstructive)

(<1%)

Hypovolemia or Precipitating Event

(hemorrhage,

GI fluid loss,

diuretics, sepsis, shock)

17 – 23 K

Source: Literature Review, Premier Hospital Discharge Data 2003-2005, PDL market research

HRS Type 1

(12 – 34%)

10 – 13 K

HRS Type 2

(7 – 11%)

3—5	K
43

HRS potential for terlipressin

Annual US hospital discharges for HRS*

A majority of in-patients with HRS are type 1

High mortality with current treatment**

No approved therapeutic options available for HRS in US

Source: *Solucient, **Gines, NEJM, 2004, *** Medicare Claims Analysis 1999 to 2000

terlipressin

2002

2003

2004

Inpatient discharges

11,379

13,361

14,237

*	Others include transplant (7), hemodialysis (6), misoprostol (3), etc.

No treatments approved for HRS in US

Source: PDL Market research (n=150), Nov. 2005

For what percentage of your HRS patients are you using the following medications/treatments?

62%

45%

34%

27%

23%

18%

29%

Albumin

Octreotide + Midodrine

Dopamine

Octreotide alone

TIPS

Vasopressin

Others*

Q

Physician usage of available treatments in combination in HRS patients terlipressin

Cost of HRS pharmacologic therapy

Source : Redbook 2004 and Gines 2004 (NEJM) Albumin Recommendations (Table 4)

Physicians use albumin in a majority of HRS patients, but albumin alone could cost up to $4,700 per course of therapy terlipressin

* Assumptions: Dose: 1 g/kg on day 1, followed by 20-40g daily; Duration: 10-14 days; Weight: 70 kg (average); ~ $200 per 100 mL bottle of 25% albumin, which delivers 25g albumin

Therapeutic Regimen

Sandostatin (octreotide)

Midodrine

Albumin 25%*

$1,200

$1,800

$2,100

$4,700

Terlipressin: getting to US launch

Terlipressin for type 1 HRS reinforces acute-care, hospital focus

Commercial infrastructure ready for implementation by Q1’07

If approved, terlipressin will be the first and only drug for HRS in the US

Potential launch planned in mid-2007

Consider post-marketing development in other potential indications, including esophageal variceal hemorrhage (EVH)

terlipressin

Nuvion: promising activity in IVSR-UC

Potential first indication is treatment of IV steroid-refractory ulcerative colitis (IVSR-UC)

Majority of patients are between ages 25-45

High need for safe and effective agents to prevent relapse and disease progression in severe UC

Positive efficacy and safety results from Phase 1/2 programs of Nuvion in IVSR-UC

Pivotal program underway in UC; potential in Crohn’s disease

Ongoing Phase 2/3 trial called RESTORE 1 in patients with IVSR-UC

Oral presentation at DDW 2006 in May for preliminary data of Nuvion in CD

Nuvion

Nuvion: registration plan for IVSR-UC

*	Timelines reflect company estimates only

2009

2008

2007

2006

2005

Mid ‘08 BLA

UC: Phase 3

Crohn’s disease pilots

Retreatment feeder

UC: Phase 2 / 3

Retreatment

Oral steroid-dependent UC

Pediatric UC

Nuvion

>50,000 IVSR-UC patients in the US and Europe

Nuvion in IBD: global opportunity

Nuvion

*Based on # of patients

NOTE: Estimates of EUROPE based upon France, Germany, Italy, Spain, and the UK

Source: CCFA 2005; EFCCA 2005; Decision Resources, Inc. 2003-2005; Data Monitor 2004

United States*

Total Severe

UC 500,000 100,000

CD 500,000 110,000

Europe*

Total Severe

UC 610,000 120,000

CD 500,000 110,000

Japan*

Total Severe

UC 34,000 7,000

CD 15,000 3,000

Cost of acute treatment for severe UC

Therapeutic

Regimen

IV Cyclosporine1

Remicade2

Cost per Course

of Therapy

~$750

$15,900 – $37,100

Therapeutic

Regimen

IV Steroids3

Total Cost of

Treatment

~$9,000

Average US single-stay colectomy costs $30,000 with 23-day length of stay

Nuvion

Sources: Redbook 2005; Lichtiger, S., et.al., NEJM, 1994; Swenson, B. et.al., Dis Colon Rectum, 2003

1	Assumptions: Dose: 4 mg/kg/day for 14 day course of therapy; Weight: 70 kg (average)

2 Assumptions: Dose: 5 mg/kg or 10 mg/kg induction at 0, 2, and 6 weeks followed by maintenance every 8 weeks; range of 3 – 5 maintenance doses per course of therapy; Weight: 70 kg (average)

3	Daily dose of 300mg hydrocortisone IV per day; average length of stay 7 days
51

Ularitide: a potential new treatment for acute decompensated heart failure ularitide

Significant unmet need

European clinical data support safety and tolerability; show activity at multiple doses

Positive outcome from EMEA Scientific Advice received in late April ‘06 paves way for pivotal program H2 ‘06

US study to initiate H2 ‘06

PDL holds exclusive development and commercialization rights worldwide

Ularitide in ADHF: large global opportunity

NOTE: Estimates of EUROPE based upon France, Germany, Italy, Spain, and the UK

Source: Decision Resources, Inc.

United States (millions)

2012 2002

ADHF Incidence 1.0 1.3

Europe (millions)

2002 2012

ADHF Incidence 0.9 1.2

+3.0%

+2.7%

Japan (millions)

2002 2012

ADHF Incidence 0.25 0.30

ularitide

+2.3%

Current treatment of ADHF in the US

ADHF treatment paradigm

Cost of current course of therapy for nesiritide: $1,000—$1,600 in 2005

Source: AWP, WAC and Medicare; Average of 2.6 vials per patient, administered intravenously over an average of 2-3 days.

Diuretics

Inotropes

Vasodilators

Natriuretic Peptides (e.g., nesiritide)

+

Ularitide: Pivotal opportunity in EU

ADHF is the most common cause of hospitalizations for people over the age of 65

Around 75% of heart failure expenditure relates to in-patient care

Combined rate of mortality or readmission within 60 days post-hospitalization is around 35%

Natriuretic peptide (BNP) not available in major EU markets

Pivotal trials to commence in H2 ‘06

Two Phase 3 trials to enroll a total of 3,300 patients

Received written input from the EMEA Scientific Advice late April ‘06

Source: DR report 2005; ESC guideline for Acute Heart Failure 2005; EU Product Concept Testing in 2005

ularitide

New commercial opportunities

Strong pipeline opportunity to accelerate sales

Indication

Potential Patients

Potential

Launch

Terlipressin Type 1 HRS

> 10,000 –

13,000

Mid-2007

Nuvion

IVSR-UC

> 50,000

(US/Europe)

H2 2009

(US)

Ularitide

ADHF

2.5 million

(US/Europe)

H2 2010

(Europe)

new commercial opportunities

Wrap-up and Q&A

Q&A